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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                              _______________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) January 2, 1998

                             Tyson Foods, Inc.
              (Exact Name of Registration as Specified in Charter)

Delaware                            0-3400                      71-0225165
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
  of Incorporation)                                        Identification No.)

2210 West Oaklawn Drive, Springdale, Arkansas                      72762
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (501) 290-4000

                                    Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)






























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Item 5.   Other Events.

          As previously announced, Tyson Foods, Inc. ("Tyson") entered into the Agreement and Plan of Merger, dated as of September 4, 1997 (the "Merger Agreement"), among Tyson, a wholly owned subsidiary of Tyson ("Merger Sub") and Hudson Foods, Inc. ("Hudson"), pursuant to which Hudson will be merged with and into Merger Sub (the "Merger").

          Hudson has scheduled a Special Meeting of its stockholders for January 9, 1998 (the "Special Meeting") to vote upon a proposal to approve and adopt the Merger Agreement. It is currently anticipated that the Merger will be consummated shortly after the Special Meeting.

          Tyson, Hudson and James T. Hudson, Chairman and the principal stockholder of Hudson, have entered into a letter agreement dated January 2, 1998 (the "Agreement") pursuant to which, among other things, after the Merger, Mr. Hudson has agreed to wind down the business of Hudson's Russian operations, including the collection of certain accounts receivable and liquidation of certain inventories thereof, and assume certain liabilities and obligations related thereto. In exchange, Tyson has agreed (i) to waive certain conditions included in the Merger Agreement to its obligations to consummate the Merger, (ii) to retain after the Merger certain liabilities and obligations related to Hudson's Russian operations in an amount not to exceed $7,500,000 and (iii) to pay after the Merger certain expenses incurred in connection with winding down those operations.

          In addition, after the Merger, pursuant to the Agreement, (i) Tyson will have the ability to transfer all remaining assets, liabilities and obligations of Hudson's Russian operations to Mr. Hudson upon payment therefor, subject to certain exceptions, and (ii) Mr. Hudson will have the option to acquire, upon payment therefor, certain other assets, liabilities and obligations of Hudson, including Hudson's Polish business.

          The foregoing summary of certain provisions of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is attached as an exhibit hereto and incorporated by reference herein.


















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Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits

               10.1 Letter agreement dated January 2, 1998 among Tyson
                    Foods, Inc., Hudson Foods, Inc. and James T. Hudson















































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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TYSON FOODS, INC.



                              By: /s/ Wayne Britt
                                  ---------------------------
                                  Wayne Britt
                                  Chief Financial Officer

January 2, 1998










































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EXHIBIT INDEX


10.1 Letter agreement dated January 2, 1998 among Tyson Foods, Inc., Hudson Foods, Inc. and James T. Hudson